SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 3, 2009
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER ITEMS.
     Reference is made to the preliminary prospectus supplement dated December 3, 2009, relating to the offer of Bank of America Corporation (the “Corporation”) Common Equivalent Securities, consisting of depositary shares, each representing a 1/1,000th interest in a share of the Corporation’s Common Equivalent Junior Preferred Stock, Series S, and contingent warrants to purchase shares of the Corporation’s common stock (the “Contingent Warrants”), in connection with the Corporation’s automatic shelf registration statement on Form S-3 (No. 333-158663). The preliminary prospectus supplement describes various securities offered by the Corporation under the headings “Description of the Common Equivalent Securities and Common Equivalent Stock,” “Description of the Depositary Shares” and “Description of the Contingent Warrants to Purchase Common Stock.” Filed herewith as exhibits are the following documents further describing the securities offered by the Corporation: (1) as Exhibit 4.1, a form of Common Equivalent Security Certificate, and (2) as Exhibit 4.2, a form of Contingent Warrant. Each of these exhibits is incorporated by reference into the automatic shelf registration statement described above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1	Form of Common Equivalent Security Certificate

4.2	Form of Contingent Warrant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ TERESA M. BRENNER
Teresa M. Brenner
Associate General Counsel

Dated: December 3, 2009

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1	Form of Common Equivalent Security Certificate

4.2	Form of Contingent Warrant